UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
  WASHINGTON, D.C.  20549
__________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2014
__________

Premier Exhibitions, Inc.
(Exact Name of Registrant as Specified in Charter)

Florida	000-24452	20-1424922
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

3340 Peachtree Road, N.E., Suite 900, Atlanta, Georgia	30326
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code    (404) 842-2600

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On April 20, 2012, Premier Exhibition Management LLC (“PEM”) and its wholly owned subsidiary, PEM Newco, LLC (“Newco”), both subsidiaries of Premier Exhibitions, Inc. (the “Company”), entered into a purchase agreement (the “Purchase Agreement”) with AEG Live LLC, AEG Exhibitions LLC, and Arts and Exhibitions International, LLC (together, “AEG”) pursuant to which Newco purchased substantially all of the assets of Arts and Exhibitions International, LLC (“AEI”).  The purchase of the assets was completed contemporaneous with the signing of the Purchase Agreement.

Pursuant to the Purchase Agreement, Newco purchased the exhibition properties and assets of AEI in exchange for the issuance to AEG of a 10% equity interest in PEM and a non-recourse and non-interest bearing promissory note in the initial principal amount of $14,187,000 and with a maturity date of February 28, 2017 (the “Promissory Note”).

On April 17, 2014, PEM and AEG terminated the Promissory Note.

As part of the termination of the Promissory Note, PEM and AEG entered into a Revenue Payment Agreement providing for modified future payments to AEG with respect to bookings of acquired exhibitions.  Pursuant to the Revenue Payment Agreement, going forward PEM will make payments to AEG equal to (a) 90% of net revenues from future bookings and (b) 20% of the net revenues from proposed exhibitions acquired from AEG that are ultimately developed and presented.   “Net Revenues” are determined after deduction by PEM of the direct expenses of operating the exhibitions.  Pursuant to the Revenue Payment Agreement, AEG will pay to PEM a management fee in the following amount: (a) 5% of gross revenues (after deducting any booking fees) for calendar year 2012; and (b) 10% of gross revenues (after deducting any booking fees) for each calendar year thereafter; provided that the management fee shall not be less than the following minimum fees: $500,000 in calendar year 2014; and $125,000 in calendar years 2015 and 2016.

Item 1.02	Termination of a Material Definitive Agreement

On April 17, 2014, the Company and AEG terminated the Promissory Note dated April 20, 2012.

Item 8.01	Other Events.

On April 22, 2014, Premier Exhibitions, Inc. held an investor conference call to discuss the Company’s new exhibition location in New York City, the status of the strategic alternatives process, new content developments, and the Company’s strategic plans related to the exhibition business.  In connection with the conference call, the Company is including the conference call transcript attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference to this Item 8.01.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Revenue Payment Agreement between AEG Live LLC and Premier Exhibition Management LLC, dated April 17, 2014

99.1	Conference Call Transcript Dated April 22, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Premier Exhibitions, Inc.

By:  /s/ Michael J. Little
Michael J. Little
Chief Financial Officer and Chief Operating Officer

Date: April 23, 2014

EXHIBIT INDEX

Exhibit No.	Description

10.1	Revenue Payment Agreement between AEG Live LLC and Premier Exhibition Management LLC, dated April 17, 2014

99.1	Conference Call Transcript Dated April 22, 2014